UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 1, 2018
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2018, in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 7, 2018, by and among Evolent Health, Inc., a Delaware corporation (“EVH, Inc.”), Evolent Health LLC, a Delaware limited liability company (“EVH LLC” and, together with EVH, Inc., the “Evolent Entities”), Element Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of EVH LLC (“Merger Sub”), NCIS Holdings, Inc., a Delaware corporation (the “Company”), and New Century Investment, LLC, a Delaware limited liability company, solely in its capacity as representative of the holders of shares of the Company’s capital stock and options exercisable therefor (such holders, the “Equityholders”), the Evolent Entities entered into (i) an exchange agreement (the “Exchange Agreement”) with certain Equityholders party thereto, pursuant to which such Equityholders may exchange their shares of EVH, Inc.’s Class B common stock, $0.01 par value per share (“Class B Shares”), together with an equal number of EVH LLC’s Class B common units (“Class B Units”), for shares of EVH, Inc.’s Class A common stock, $0.01 par value per share (“Class A Shares”), and (ii) an exchange agreement (the “Blocker Exchange Agreement” and, together with the Exchange Agreement, the “Exchange Agreements”) with certain other Equityholders party thereto, pursuant to which such Equityholders may exchange shares of up to three wholly-owned subsidiaries (each, a “Blocker”), through which they hold their Class B Shares and Class B Units, for Class A Shares.

The initial exchange rate under the Exchange Agreement is (a) one Class B Share plus (b) one Class B Unit for one Class A Share. The initial exchange rate under the Blocker Exchange Agreement is a number of shares of common stock of each Blocker for Class A Shares such that the Equityholders party thereto will be entitled to one Class A Share for each Class B Share and Class B Unit held by such Blockers; provided, however, that any exchange pursuant to the Blocker Exchange Agreement will be for all shares of a Blocker. The aforementioned exchange rates are subject to equitable adjustments for certain stock splits, stock dividends and reclassifications.

The foregoing description of the Exchange Agreements and the transactions contemplated thereby does not purport to be complete and is subject, and is qualified in its entirety by reference, to the full text of each of the Exchange Agreements, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item. 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2018, pursuant to the terms of and as set forth in the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of EVH LLC. In accordance with the terms of the Merger Agreement, the Evolent Entities issued and paid, as applicable, the Equityholders approximately 3,075,929 Class B Shares and Class B Units and approximately $115.7 million in cash from cash on hand. In addition to the Merger Consideration, the Equityholders and certain members of the Company’s management are eligible to receive, subject to the satisfaction of certain conditions set forth in the Merger Agreement related to the Company’s operating results in 2019, additional consideration of up to $20,000,000, payable and issuable, as applicable, with respect to the Equityholders, 50% in cash and 50% in Class B Shares and Class B Units (provided that such additional consideration may be paid 100% in cash at the election of the Evolent Entities), and, with respect to certain members of the Company’s management, in cash or Class A Shares in settlement of Performance Compensation Awards that were issued to them under EVH, Inc.’s 2015 Omnibus Equity Incentive Plan.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is subject, and is qualified in its entirety by reference, to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K EVH, Inc. filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2018, and is incorporated herein by reference.

The representations and warranties contained in the Merger Agreement were made solely for the benefit of the parties thereto. In addition, such representations and warranties (a) were made only for purposes of the Merger Agreement, (b) were or are qualified by certain documents EVH, Inc. filed with, or furnished to, the SEC prior to the date of the Merger Agreement, (c) were or are qualified by confidential disclosures the parties made to each other in connection with the Merger Agreement, (d) were or are subject to materiality qualifications contained in the Merger Agreement, which may differ from what investors may view as material, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) were included in the Merger Agreement for purposes of allocating risk among the parties rather than establishing matters as facts. Accordingly, the Merger Agreement is only incorporated herein by reference to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or businesses.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 and 2.01 above with respect to the issuance of Class B Shares and Class B Units pursuant to the Merger Agreement and the terms of the Exchange Agreements is incorporated into this Item 3.02 by reference.

Pursuant to the Merger Agreement, Class B Shares and Class B Units were issued only to those Equityholders who are “accredited investors” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The issuance and sale of Class B Shares and Class B Units to such Equityholders were exempt from registration under the Securities Act by Section 4(a)(2) thereof as a transaction not involving any public offering. The Class B Shares and Class B Units that were issued in connection with the Merger (and any Class A Shares that may be issued upon the exchange of such Class B Shares and Class B Units) are restricted securities for purposes of Rule 144 under the Securities Act and are subject to certain requirements restricting their resale, including certain holding period requirements. The Evolent Entities did not engage in general solicitation or advertising with respect to the issuance and sale of the Class B Shares and Class B Units that were issued in connection with the Merger.

Item 7.01. Regulation FD Disclosure.
On October 2, 2018, EVH, Inc. issued a press release announcing the closing of the transactions contemplated by the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information, including Exhibit 99.1 hereto, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject EVH, Inc. or any other person to liability under that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing

Forward-Looking Statements

In addition to the discussion regarding forward-looking statements in the press release attached as Exhibit 99.1 hereto and incorporated herein by reference, this Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “PSLRA”), including, but not limited to, statements regarding the consideration to be paid in connection with the Merger Agreement. The Evolent Entities claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Actual events or results may differ materially from those contained in these forward-looking statements. The factors that could cause future events or results to vary from the forward-looking statements contained herein include, without limitation, risks and uncertainties related to the acquisition of the Company, which may be difficult to integrate, divert management resources, result in unanticipated costs or dilute our stockholders, and certain risks and uncertainties associated with the acquisition of the Company, including future revenues may be less than expected, the timing and extent of new lives expected to come onto the platform may not occur as expected and the expected results of EVH, Inc. may not be impacted as anticipated. Please refer to the periodic reports that EVH, Inc. has filed with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the risk factors noted therein. Such periodic filings by EVH, Inc. identify and address other important factors that could cause future events or results to vary from the forward-looking statements set forth in this Current Report on Form 8-K. In addition, the Evolent Entities disclaim any obligation to update any forward-looking statements contained herein to reflect events or circumstances that occur after the date hereof.

Item 9.01. Exhibits.
(d) Exhibits.

Exhibit
Number	Description
2.1*	Agreement and Plan of Merger, dated September 7, 2018, by and among Evolent Health, Inc.,
Evolent Health LLC, Element Merger Sub, Inc., NCIS Holdings, Inc. and
New Century Investment, LLC, in the capacity set forth therein (previously filed as Exhibit 2.1 to the
Current Report on Form 8-K Evolent Health, Inc. filed with the Securities and Exchange Commission on
September 12, 2018 and incorporated herein by reference).

10.1*	Exchange Agreement, dated October 1, 2018, by and among Evolent Health, Inc., Evolent Health LLC and certain holders of Class B common units in Evolent Health LLC.

10.2*	Exchange Agreement, dated October 1, 2018, by and among Evolent Health, Inc., Evolent Health LLC,
New Century Investment, LLC and CVSC NC Holdings, LLC.

99.1	Press Release of Evolent Health, Inc., dated October 2, 2018.

*	EVH, Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: October 2, 2018